UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2006

The Majestic Star Casino, LLC
The Majestic Star Casino Capital Corp.
Majestic Star Casino Capital Corp. II
(Exact name of Registrant as Specified in its Charter)

Indiana Indiana Indiana (State or Other Jurisdiction of Incorporation)	333-06489 (Commission File Number)	43-1664986 35-2100872 20-3879309 (IRS Employer Identification No.)
301 Fremont Street, 12th Floor

Las Vegas, Nevada 89101

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (702) 388-2224

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 31, 2006, The Majestic Star Casino, LLC (the “Company”) and its subsidiaries The Majestic Star Casino II, Inc., Buffington Harbor Riverboats, LLC, Buffington Harbor Parking Associates, LLC, Barden Mississippi Gaming, LLC and Barden Colorado Gaming, LLC (collectively, the “Barden Subsidiaries”) entered into with Wells Fargo Foothill, Inc. (“Wells Fargo Foothill”), General Electric Capital Corporation and Allied Irish Bank a sixth amendment (the “Sixth Amendment”) to the Loan and Security Agreement, dated as of October 7, 2003, among the Company, the Barden Subsidiaries, Wells Fargo Foothill and each of the lenders that is a signatory thereto, as previously amended (the “Loan Agreement”). The Sixth Amendment modifies the last twelve month minimum EBITDA (as defined in the Loan Agreement) financial covenant and the last twelve month interest coverage ratio financial covenant for the applicable calendar quarterly period end dates as set forth in the Sixth Amendment. As amended, the Company is now required to have a minimum EBITDA of $65 million for the latest 12 months ended June 30, 2006, which periodically increases in $5 million increments to a maximum of $90 million for latest 12 months ended March 31, 2010 and periods thereafter. The interest coverage ratio is reduced to 1.50:1.0 for the latest 12 months ended June 30, 2006 and this ratio continues through December 31, 2007, and increases to 1.60:1.0 in 2008, 1.70:1.0 in 2009 and to 1.80:1.0 in 2010 and each period thereafter. In addition, the capital expenditures limitations have been increased to $25,000,000 for each of the fiscal years 2006 and 2007, and $30,000,000 for each of the fiscal years 2008, 2009 and 2010.

The foregoing description of the Sixth Amendment is qualified in its entirety by reference to the full text of the Sixth Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
	Number	Description
	10.1	Amendment Number Six to Loan and Security Agreement among the Company, the Barden Subsidiaries, Wells Fargo Foothill, General Electric Capital Corporation and Allied Irish Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 4, 2006	THE MAJESTIC STAR CASINO, LLC
	By:	/s/ Jon S. Bennett Jon S. Bennett Vice President and Chief Financial Officer
THE MAJESTIC STAR CASINO CAPITAL CORP.
	By:	/s/ Jon S. Bennett Jon S. Bennett Vice President and Chief Financial Officer
MAJESTIC STAR CASINO CAPITAL CORP. II
	By:	/s/ Jon S. Bennett Jon S. Bennett Vice President and Chief Financial Officer

BUFFINGTON HARBOR RIVERBOATS, LLC
By:	/s/ Jon S. Bennett Jon S. Bennett Vice President and Chief Financial Officer
BUFFINGTON HARBOR PARKING ASSOCIATES, LLC
By:	/s/ Jon S. Bennett Jon S. Bennett Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description
10.1	Amendment Number Six to Loan and Security Agreement among the Company, the Barden Subsidiaries, Wells Fargo Foothill, General Electric Capital Corporation and Allied Irish Bank

Exhibit 10.1